Exhibit 10.7

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This First Amendment to the Registration Rights Agreement (this “Amendment”) is made and entered into as of [•] by and among comScore, Inc., a Delaware corporation (the “Company”), and each of the other parties listed on the signature pages hereto (a “Stockholder”, collectively the “Stockholders” and together with the Company, the “Parties”).

Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Registration Rights Agreement (as defined below).

RECITALS:

WHEREAS, on March 10, 2021, the Company, Charter Communications Holding Company, LLC, Qurate Retail, Inc., (together with its affiliates, “Qurate”) and Pine Investor, LLC entered into the Registration Rights Agreement (the “Registration Rights Agreement”);

WHEREAS, on May 16, 2023, Qurate transferred its shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (“Series B Preferred Stock”) to Liberty Broadband Corporation and Liberty Broadband Corporation became a party to the Registration Rights Agreement as assignee of Qurate;

WHEREAS, on September 26, 2025, the Company and each of the Stockholders entered into a Stock Exchange Agreement relating to the exchange of the Stockholders’ Series B Preferred Stock for (i) shares of Series C Convertible Preferred Stock, par value $0.001 per share, of the Company and (ii) shares of common stock, par value $0.001 per share, of the Company;

WHEREAS, the Parties desire to amend the Registration Rights Agreement as set forth in this Amendment; and

WHEREAS, Section 5.1 of the Registration Rights Agreement provides that such agreement may be amended by the parties thereto at any time by execution of an instrument in writing signed on behalf of each of the Purchasers and the Company.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, the Parties hereby agree as follows:

Section 1. Amendments to Registration Rights Agreement

(a) Amendment to Section 1.6.

i.	Section 1.6(a) is hereby amended and restated as follows:

“(a) Subject to any applicable restrictions on transfer in the Stockholders Agreement or otherwise, one or more Holders of Registrable Securities may, after the Resale Shelf Registration Statement becomes effective, deliver a written notice to the Company (the “Underwritten Offering Notice”) specifying that the sale of some or all of the Registrable Securities subject to such

Resale Shelf Registration Statement, is intended to be conducted through an underwritten offering or an underwritten block trade or bought deal; provided, however, that the Holders may not, without the Company’s prior written consent, (i) launch an underwritten offering or underwritten block trade or bought deal the anticipated gross proceeds of which shall be less than $25,000,000 (unless the Holder, collectively with all of its Affiliates, is proposing to sell all of their remaining Registrable Securities), (ii) launch more than three underwritten offerings or underwritten block trades or bought deals at the request of the Holders within any 365-day period or (iii) launch an underwritten offering or underwritten block trade or bought deal within the quarterly blackout period during which directors, executive officers and other employees and agents identified by the Company must refrain from conducting transactions involving the Company’s securities pursuant to the Company’s then-current insider trading policy (a “Quarterly Blackout Period”, and such qualifying underwritten offering or underwritten block trade or bought deal, an “Underwritten Offering”).”

(b) Amendment to Section 5.9.

i.	Section 5.9(b)(ii) is hereby amended and restated as follows:

(ii)	to Liberty Broadband Corporation at:

Liberty Broadband Corporation

12300 Liberty Boulevard

Englewood, CO 80112

Attn: Renee L. Wilm, Esq.

Email: [______]

with a copy (which shall not constitute notice) to:

Baker Botts L.L.P.

30 Rockefeller Plaza

44th Floor

New York, NY 10112

Attn: Samantha Crispin, Esq.

   Nicole Perez, Esq.

Email: [______]

     [______]

(c) Amendments to Exhibit A.

i.	The definition of “Certificate of Designations” is hereby amended and restated in its entirety with the following:

““Certificate of Designations” means the Certificate of Designations setting forth the designations, powers, preferences, qualifications, limitations and restrictions of the Series C Preferred Stock, dated as of [•], as may be amended from time to time.”

ii.	The definition of “Registrable Securities” is hereby amended and restated in its entirety with the following:

““Registrable Securities” means, as of any date of determination, (x) any shares of Series C Preferred Stock or Common Stock held by a Holder, including any shares of Common Stock hereafter acquired by any Holder pursuant to the conversion of the Series C Preferred Stock in accordance with the Certificate of Designations and (y) any other securities issued or issuable with respect to any such shares of Common Stock or Series C Preferred Stock by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise (including, for the avoidance of doubt, a redemption, put or call transaction pursuant to the Certificate of Designations). As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) such securities are sold or otherwise transferred pursuant to an effective registration statement under the Securities Act, (ii) such securities shall have ceased to be outstanding, (iii) such securities have been transferred in a transaction in which the Holder’s rights under this Agreement are not assigned to the transferee of the securities, (iv) such securities are sold in a broker’s transaction under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (v) such securities are eligible to be resold in a broker’s transaction under Rule 144 without regard to Rule 144’s volume and manner of sale restrictions and the Holder, collectively with its Affiliates, holds less than 3% of the Company’s then-outstanding shares of Common Stock and has no representative on the Company’s board of directors or (vi) such securities have been sold or transferred by any Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities, and the Registrable Securities will be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person will be entitled to exercise the rights of a holder of Registrable Securities hereunder (it being understood that a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock be registered pursuant to this Agreement (even if such Holder does not yet hold its Registrable Securities in the form of Common Stock)).”

iii.	The following definition of “Series C Preferred Stock” is hereby added to Exhibit A in alphabetical order:

““Series C Preferred Stock” means the Series C Convertible Preferred Stock, par value $0.001 per share, of the Company.”

(d) Other Amendments.

i.	For the avoidance of doubt, all references to “Series B Preferred Stock” in Article IV are hereby replaced with “Series C Preferred Stock.”

Section 2. General Provisions.

(a) Amendment. No amendment to the Registration Rights Agreement, as amended by this Amendment, shall be valid unless such amendment is made in accordance with Section 5.1 of the Registration Rights Agreement.

(b) Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

(c) Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(d) Effect of the Amendment. Except as amended by this Amendment, all other terms of the Registration Rights Agreement shall continue in full force and effect and remain unchanged and are hereby confirmed in all respects by each party.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto execute this Amendment, effective as of the date first written above.

COMPANY:

COMSCORE, INC.

By:
Name:	Mary Margaret Curry
Title:	Chief Financial Officer and Treasurer

SIGNATURE PAGE TO

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

STOCKHOLDERS:

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

By: Charter Communications, Inc., Its Manager

By:
Name:
Title:

LIBERTY BROADBAND CORPORATION

By:
Name:
Title:

PINE INVESTOR, LLC

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT